UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2018

Foot Locker, Inc.

(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-3700
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 20, 2018, the Board of Directors (the “Board”) of Foot Locker, Inc. (the “Company”) amended the Company’s by-laws, effective immediately (as amended, the “Amended By-Laws”), primarily to provide for proxy access.

Article II, Section 11 has been added to the Amended By-Laws to permit a shareholder, or group of up to 20 shareholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years as of the date of the notice of nomination, to nominate and include in the Company’s proxy materials director nominees constituting up to two individuals or 20% of the Board, whichever is greater (subject to certain limitations set forth in the Amended By-Laws), provided that the shareholder(s) and nominee(s) satisfy the requirements specified in the Amended By-Laws, including that notice of a nomination be received at the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the one-year anniversary of the date the Company first distributed its proxy statement for the immediately preceding year’s annual meeting.

The Amended By-Laws were also amended to make certain clarifications, updates and refinements to the advance notice by-laws for shareholder nominations and proposals of business, contained in Article I, Section 13 and Article II, Section 2, and to make certain other technical and conforming changes. In addition, Article II, Section 12 of the Amended By-Laws was added to require that all nominees for director provide certain information, representations and agreements to the Company in order to be eligible for election.

The foregoing summary is qualified in its entirety by reference to the full text of the Amended By-Laws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	By-Laws of Foot Locker, Inc., amended as of February 20, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
Date: February 22, 2018	By:	/s/ Sheilagh M. Clarke
		Name:	Sheilagh M. Clarke
		Title:	Senior Vice President,
General Counsel and Secretary